LOAN RECEIVABLES, NET (Tables)	12 Months Ended
Dec. 31, 2019
LOAN RECEIVABLES, NET
Schedule of loan receivables

	December 31,	December 31,
	2018	2019
Loan receivables	593,943	1,394,072
Less: Allowance for doubtful accounts	—	(615,592)
Total	593,943	778,480

Summary of aging of loans

	1 - 89 days	90 days or
	past due	more past due	Total past due	Current	Total loans
December 31, 2018	—	—	—	593,943	593,943
December 31, 2019	52,339	21,338	73,677	1,320,395	1,394,072